UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2020

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 DELAWARE
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       (626) 844-9400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	WMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 7, 2017, Western Asset Mortgage Capital Corporation, a Delaware corporation (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Western Asset Management Company, LLC (the “Manager”) and JMP Securities LLC (the “Placement Agent”), pursuant to which the Company may offer and sell up to $100,000,000 aggregate offering price of shares of its common stock, par value $0.01 per share (the “Shares”), from time to time through the Placement Agent, acting as agent and/or principal (the “Offering”). A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to the Current Report on Form 8-K filed by the Company on March 9, 2017. The Shares were initially offered pursuant to the Company’s shelf registration statement on Form S-3, including pre-effective amendment no. 1 thereto (Registration No. 333-216496), which was filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2017 and declared effective on April 26, 2017 (the “2017 Registration Statement”). On May 19, 2020, the Company filed a new registration statement on Form S-3 (Registration No. 333-238486), which was declared effective by the Commission on May 26, 2020 (the “Registration Statement”), to replace the expired 2017 Registration Statement. On June 5, 2020, the Company filed a prospectus supplement (the “Prospectus Supplement”) pursuant to Rule 424(b)(5) related to the securities that remain unsold pursuant to the Offering. As of the date of the Prospectus Supplement, a maximum aggregate sales price of approximately $96,936,049.90 of Shares remained available for offer and sale from time to time pursuant to the Equity Distribution Agreement. This Current Report on Form 8-K is being filed to provide exhibits to be incorporated by reference into the Registration Statement.

Item 1.01       Entry into a Material Definitive Agreement.

On June 5, 2020, the Company, the Manager and the Placement Agent entered into an amendment to the Equity Distribution Agreement (“Amendment No. 1”) to update references to the Registration Statement, update certain representations and make certain other updates to reflect changes that have occurred since the date of the original Equity Distribution Agreement. A copy of Amendment No. 1 is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Skadden, Arps, Slate, Meagher & Flom LLP issued its opinion with respect to the validity of the Shares, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
1.1*	Amendment No. 1 to the Equity Distribution Agreement, dated June 5, 2020, by and among Western Asset Mortgage Capital Corporation, Western Asset Management Company, LLC and JMP Securities LLC.
5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Shares.
23.1*	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1 hereto).

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 5, 2020	By:	/s/ Lisa Meyer
		Name:	Lisa Meyer
		Title:	Chief Financial Officer and Treasurer